Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of December 24, 2020, by and among Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), and the several Purchasers (as defined below) signatory hereto.

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto have entered into that certain Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, certain securities of the Company for which the Company has agreed to provide registration rights.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE 1.

DEFINITIONS

1.1.            Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the Preamble.

“Company” has the meaning set forth in the Preamble.

“Cut Back Shares” has the meaning set forth in Section 2.4.

“Commission Restrictions” has the meaning set forth in Section 2.4.

“Effective Period” has the meaning set forth in Section 3.1(a).

“Filing Deadline” means the 90th calendar day following the Closing Date for the third Tranche; provided, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

“Purchase Agreement” has the meaning set forth in the Recitals.

“Purchaser” means each Purchaser identified in the Purchase Agreement and any affiliate or permitted transferee of any Purchaser who is a subsequent holder of Registrable Securities.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Securities and (ii) all securities directly or indirectly issued with respect to the Securities by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been transferred pursuant to Rule 144, (y) such holder is able to immediately sell all of such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as reasonably determined by the Company, upon the advice of counsel to the Company, or (z) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.

ARTICLE 2.

REGISTRATION

2.1.            Registration Statement.

(a)               On or prior to the Filing Deadline, the Company shall prepare and file with the Commission one Registration Statement covering the resale of all of the Registrable Securities. Each Registration Statement filed hereunder shall be on Form S-3 and for an offering to be made on a continuous basis pursuant to Rule 415 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2.1(b)) and, subject to any Commission comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, that no Purchaser shall be named as an “underwriter” in such Registration Statement without such Purchaser’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 3.1(c) to each Purchaser prior to its filing or other submission.

(b)               If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

2.2.            Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Purchaser, which shall be borne solely by the Purchasers) shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the Commission or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all reasonable fees and expenses of any other Persons retained by the Company in connection with any Registration Statement or sale, and (viii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties). To the extent that underwriting discounts and selling commissions are incurred in connection with the sale of Registrable Securities in an Underwritten Public Offering hereunder, such underwriting discounts and selling commissions shall be borne solely by each Purchaser, as applicable.

2.3.            Effectiveness.

(a)               The Company shall use reasonable best efforts to have any Registration Statement declared effective as soon as practicable after the filing. The Company shall respond promptly to any and all comments made by the staff of the SEC on any Registration Statement, and shall submit to the SEC, within two (2) business days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two business days after the submission of such request. The Company shall notify each Purchaser by facsimile or e-mail as promptly as practicable, and in any event, within 24 hours, after any such Registration Statement is declared effective and shall, upon request, provide each Purchaser with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(b)               Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any holder of Registrable Securities included in a Registration Statement, suspend the use of any Registration Statement, including any Prospectus that forms a part of a Registration Statement, if the Company (X) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (Y) determines it must amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading or (Z) has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall holders of Registrable Securities be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds 30 consecutive Business Days or 60 total Business Days in any 360-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated hereby.

2.4.            Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “Commission Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser. From and after such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any Commission Restrictions applicable to such Cut Back Shares, all of the provisions of this Article 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable best efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline for the Registration Statement including such Cut Back Shares shall be 30 Business Days after such Restriction Termination Date.

2.5.            Other Limitations. Notwithstanding any other provision herein or in the Purchase Agreement, the applicable filing deadline for a Registration Statement shall be extended in the event that the Company’s failure to make such filing results solely and directly from the failure of a Purchaser to timely provide the Company with information requested by the Company in writing as being necessary to complete a Registration Statement in accordance with the requirements of the 1933 Act (in which case any such deadline would be extended with respect to all Registrable Securities during the period from the date of such written request until such time as such Purchaser provides such requested information).

ARTICLE 3.

REGISTRATION PROCEDURES

3.1.            Obligations of the Company. In connection with the registration of the Securities,, the Company shall:

(a)               use reasonable best efforts to cause each such Registration Statement to become effective and to remain continuously effective until such time as the earlier of: (i) there are no longer Registrable Securities held by such Purchaser, or (ii) all of the Registrable Securities of such Purchaser can be sold pursuant to Rule 144 without regard to the volume-of-sale limitations imposed under Rule 144(e) (the “Effectiveness Period”) and advise such Purchaser promptly in writing when the Effectiveness Period has expired;

(b)               prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)               provide copies to such Purchaser and permit such Purchaser’s legal counsel to review each Registration Statement and all amendments and supplements at least four (4) business days in advance of their filing with the SEC; provided, that the Company shall duly consider any comments received no later than two (2) business days prior to the filing of such Registration Statement, amendment or supplement, but shall not be required to accept any such comments to which it reasonably objects;

(d)               if requested by a Purchaser, furnish to such Purchaser and its legal counsel (i) immediately after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than 24 hours after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment or it reasonably believes would constitute material and non-public information) and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by the related Registration Statement; provided, however, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

(e)               use reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment and to notify such Purchaser of the issuance of such order and the resolution thereof;

(f)                use reasonable best efforts to register or qualify (unless an exemption from the registration or qualification exists) or cooperate with such Purchaser and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such domestic jurisdictions as are reasonably requested by such Purchaser and do any and all other reasonable acts or filings necessary or advisable to enable a distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3.1(f), or (iii) file a general consent to service of process in any such jurisdictions;

(g)               promptly notify such Purchaser, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as reasonably possible prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h)               otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform such Purchaser in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, such Purchaser is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and

(i)                 if requested by a Purchaser, cooperate with such Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to an effective Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and applicable law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Purchaser may request.

3.2.            Obligations of Each Purchaser. In connection with the registration of the Securities, each Purchaser shall:

(a)               furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if the Purchaser is to have any of the Registrable Securities included in such Registration Statement. Such Purchaser shall provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such Registration Statement if such Purchaser is to have any of the Registrable Securities included in such Registration Statement. If such Purchaser fails to provide to the Company the information required by this Section 3.2(a) by such date, the Company shall not be obligated to include such Purchaser’s Registrable Securities in such Registration Statement and shall have no obligation to register such Registrable Securities under the Securities Act; and

(b)               by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

ARTICLE 4.

INDEMNIFICATION

4.1.            Indemnification by the Company. The Company will indemnify and hold each Purchaser Party harmless from any and all Losses to which it may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof (it being understood that each Purchaser has approved Exhibit A hereto for this purpose) or (ii) any violation by the Company of any rule or regulation promulgated under the Securities Act or Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided, however, that the Company will not be liable in any such case if and to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished on behalf of a Purchaser in writing specifically for use in such Registration Statement or Prospectus; and provided, further, that the foregoing indemnity shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company.

4.2.            Indemnification by the Purchasers. Each Purchaser, for any Registration Statement in which it is named as a selling stockholder, will, severally and not jointly, indemnify and hold each Company Party harmless from any and all Losses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing on behalf of such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities thereunder; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of such Purchaser. In no event shall the liability of any Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser in connection with any claim relating to this Article 4 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

4.3.            Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

4.4.            Contribution. If for any reason the indemnification provided for in Section 4.1 and Section 4.2 is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by a holder of Registrable Securities. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of any Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser in connection with any claim relating to this Article 4 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such contribution obligation.

ARTICLE 5.

MISCELLANEOUS

5.1.            Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

5.2.            Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Purchasers holding no less than a majority of the then outstanding Registrable Securities. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.3.            Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties and their counsel to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

5.4.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) without the prior written consent of each Purchaser. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law; provided, that such transferee shall agree in writing to be bound by the terms and conditions of the Transaction Documents and provides written notice of assignment to the Company promptly after such assignment is effected.

5.5.            No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.6.            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

5.7.            Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.8.            Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.9.            Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

“COMPANY”:
ACCELERATE DIAGNOSTICS, INC.,
a Delaware corporation

/s/ Michael Bridge
Name: Michael Bridge
Title: Senior Vice President and General Counsel

“PURCHASERS”:
Jack W. Schuler Living Trust

/s/ Jack W. Schuler
Name: Jack W. Schuler
Title: President

John Patience Trust, dated July 23, 1993

/s/ John Patience
Name: John Patience
Title: Trustee

Birchview Fund, LLC

/s/ Matthew Strobeck
Name: Matthew Strobeck
Title: Managing Partner

Mark C. Miller Trust, dated April 26, 2002

/s/ Mark C. Miller
Name: Mark C. Miller
Title: Trustee

Thomas D. Brown

/s/ Thomas D. Brown
Name: Thomas D. Brown

John J. Phillips

/s/ Jack Phillips
Name: Jack Phillips

EXHIBIT A

PLAN OF DISTRIBUTION

The selling stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use one or more of the following methods when disposing of the shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through brokers, dealers or underwriters that may act solely as agents;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of disposition; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 or Rule 904 under the Securities Act of 1933, as amended, or Securities Act, if available, or Section 4(a)(1) under the Securities Act, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling stockholder that a donee or pledge intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of the shares of common stock or interests in shares of common stock, the selling stockholders may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

We have advised the selling stockholders that they are required to comply with Regulation M promulgated under the Securities Exchange Act of 1934, as amended, during such time as they may be engaged in a distribution of the shares. The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

We are required to pay all fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (b) the date on which the shares of common stock covered by this prospectus may be sold or transferred pursuant to Rule 144 under the Securities Act without any volume limitations under such rule.